EXHIBIT 99.1

This presentation includes forward-looking statements. These forward-looking statements include comments with respect to our goals, objectives and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. Other specific risks include the following: potential inability successfully to implement our growth business strategy; the integration of businesses we may acquire; our limited operating history; the potential unavailability of external financing; our reliance on brokered deposits; the geographic concentration of our business, commercial real estate and consumer loan portfolios, including our significant concentration in California; the potential unavailability of single family loans for bulk purchase; the portion of our single family loan portfolio that is less than one year old; fraud and negligence by loan applicants and others with whom we do business; credit risk associated with our smaller borrowers in our mortgage banker finance operation; the effect of changes in the extensive regulatory scheme to which we are subject; our allowance for credit losses may be insufficient to cover actual losses; interruption in or breach of our information systems; the potential inability to obtain the third party information services on which we rely; and environmental risks associated with foreclosure on real estate properties. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Forward Looking Information

Mission To develop a community bank supported by niche asset production which leverages key managers utilizing technology and outsourcing to be a low cost producer and capitalizing on industry consolidation through acquisitions.

2003 Accomplishments 2003 Accomplishments Highland Lakes Bank completed in April 2003 Jacksonville Bancorp completed in December 2003 IPO in December 2003 Lost Pines National Bank was initiated in 2003 and completed in February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004 February 2004

2004 Accomplishments Met internal goals for the 1st and 2nd quarter Obtained a milestone of $3.0 billion in assets during the 2nd quarter Continuously have improved our efficiency ratio Successfully integrated Jacksonville and Lost Pines Developed and implemented a consistent marketing strategy We are now the "Franklin Family of Community Banks" Jacksonville Bank - A Franklin Family Community Bank Lost Pines Bank - A Franklin Family Community Bank Highlands Lakes Bank - A Franklin Family Community Bank We signed a definitive agreement with Cedar Creek Bank on September 6, 2004

Company Overview

Corporate Locations Austin Houston Tyler Phoenix Orlando Dallas Retail /Wholesale Mortgage Offices located in states shaded in blue including Washington, D.C. Residential Construction Lending Offices Franklin Bank Locations Jacksonville Banking Locations Lost Pines Banking Locations Corporate Headquarters Cedar Creek Banking Locations

Strategy Continue to build a premier, relationship-based community banking franchise headquartered in Texas Expand into highly desirable banking markets outside principal metropolitan areas High growth Potential high entry market share Less competition from major banking institutions Expansion through both strategic acquisitions and organic growth Significant franchise acquisitions Smaller franchise in-fill and branch acquisitions Continue to leverage the proven expertise and relationships of key management Focus on four lines of business Community banking Residential mortgage lending Residential construction lending Mortgage banker finance

Business Overview

Community Banking Focus on growing Texas markets outside large metropolitan areas High growth Less competition Significant market share Partner with locally focused community banks that have dominant market share in non-metropolitan areas throughout Texas Lower funding costs Deposit gathering typically costs less in non-metropolitan areas vs. metro areas (relationship vs. mass-marketing) Major banking institutions are only focused on the metropolitan areas Trusted financial advisor in the community Relationship oriented Personalized service

Mortgage Banking - Retail, Wholesale & Correspondent Wholesale Relationships with brokers throughout Texas and the US 3 offices in Houston, TX, Laguna Hills, CA, and Germantown, TN Offer 122 mortgage products Sell product with forward commitments Earn spread during warehouse and aggregation period Correspondent Acquire principally adjustable rate product for the balance sheet Opportunistically acquire product based upon market conditions High quality borrowers - highly liquid products Retail Low fixed cost structure - easily scalable 54 retail mortgage offices in 19 states (as of June 30, 2004) Economies - approximately same as wholesale mortgage bankers Integrated compliance management Strategy - substantial increase in sales personnel in 2004

Residential Construction Lending Strategy Establish regional lending centers Houston, Orlando, Phoenix, and Dallas Correspondent relationship in Atlanta, GA $100MM annual production per region Sunbelt focus the high growth markets Experienced team formerly of Bank United Corp. Geographic diversification Target customer Good management, strong balance sheet & experience Buy and sell participations Identify risk and builder portfolio purchases Typical Customer Profile Middle market builder with 3-5 years experience Minimum $1 million net worth 50 houses per year Price range $150K - $300K Short duration asset - tied to LIBOR or Prime

Mortgage Banker Finance Began operations September 2003 Provide financing to: Small and medium-size mortgage banks Previous, experienced lending relationships Correspondent mortgage banking Convert mortgage brokers to mortgage bankers Provide education regarding compliance to clients Significant source of deposits, custodial and cash management fees Control fraud through numerous methods including taking possession of the mortgage as collateral Lead with service Experienced team of professionals

Community Banking Acquisitions

Community Banking Acquisitions Blue dots are Franklin branches, red dots are Jacksonville branches, green dots are Lost Pines branches, and yellow dots are Cedar Creek branches Current community banking locations Tyler San Angelo McAllen

Partnering Considerations The prospects for long term price appreciation of FBTX stock is an attractive alternative in this economic environment. FBTX is well positioned to participate in the consolidation wave. FBTX has a diverse product base and revenue stream and a competitive source of commercial and consumer bank products and services. FBTX has strong liquidity, quality research coverage, and a proven record of successfully accessing the capital markets.

Financial Overview

Balance Sheet Data in (000's) June 30, 2004 March 31, 2004 December 31, 2003 Total Assets 3,070,222 2,594,464 2,251,300 Total Liabilities 2,815,964 2,344,006 2,005,862 Total Equity 254,258 250,458 245,438

Loan information in (000's) Loans June 30, 2004 March 31, 2004 December 31, 2003 Single Family Mtg. Held for Investment 2,019,162 1,649,785 1,420,678 Single Family Mtg. Held for Sale 220,619 141,734 114,472 Resi. Construction 240,022 210,286 160,979 Mortgage Banker Finance 37,531 17,309 0 Other 121,486 119,446 121,837 Allowance for credit losses (5,848) (6,000) (4,851) TOTAL LOANS, NET 2,632,972 2,132,560 1,813,115

Deposit Data in (000's) June 30, 2004 March 31, 2004 December 31, 2003 Non-interest bearing 33,505 34,992 24,156 Custodial accounts 15,631 6,286 3,887 Transaction Accounts 61,149 61,814 70,206 Money Market Accounts 143,952 135,345 113,830 Savings Accounts 37,006 40,525 35,888 CD's - Consumer & Commercial 340,392 349,266 326,257 CD's - Wholesale & brokered 859,738 769,036 685,619 TOTAL DEPOSITS 1,491,373 1,397,264 1,259,843

Income Statement for the quarters ended in (000's) June 30, 2004 March 31, 2004 December 31, 2003 Net interest income 15,253 14,170 6,769 Provision for loan losses 398 793 128 Net interest income after provision 14,855 13,377 6,641 Non-interest income 2,863 2,075 1,311 Non-interest expense 9,370 8,910 8,352 Income (loss) before taxes 8,348 6,542 (400) Income tax expense (benefit) 2,950 2,280 (112) Net Income (loss) 5,398 4,262 (288)

Key Statistical Data for the quarters ended June 30, 2004 March 31, 2004 December 31, 2003 Earnings per diluted common share $.25 $.20 $(.02) ROAA .79% .75% -(.07)% ROCE 8.62% 6.89% -(.82)% Efficiency Ratio 51.07% 54.50% 102.99% Net Interest Spread 2.32% 2.49% 1.73% Equity to Assets 8.28% 9.65% 10.90%

Developing one of the largest banking franchises headquartered in Texas Growth will be achieved by providing specialized niche products to known customers and though geographic expansion Exceptional growth and acquisition opportunities by capitalizing on fragmented Texas market with limited in-market competitors Extensive management experience in acquiring, integrating and operating highly profitable banking institutions Management team has run an $18 billion Texas based banking institution and generated high returns for equity investors Why Franklin Bank?

Thank you for your interest in Franklin Bank (FBTX)!